                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JUNE 15, 1999  (APRIL 2, 1999)
                                                 -------------------------------


                  FIRST BANKING COMPANY OF SOUTHEAST GEORGIA
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

   GEORGIA                         0-10853                      58-1458268
-------------------------------------------------------------------------------
(State or other                 (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)

40 NORTH MAIN STREET, STATESBORO, GEORGIA                               30458
--------------------------------------------------------------------------------
(Address of principal executive offices                               (Zip Code)

Registrant's telephone number, including area code:  (912) 764-6611
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

First Banking Company of Southeast Georgia is filing this amendment to its Form 8-K dated April 14, 1999 to include the financial statements required pursuant to Item 7 of Form 8-K.

ITEM 5.  OTHER EVENTS

         Pursuant to an Agreement and Plan of Merger, dated as of November 30, 1998, (the "Merger Agreement"), by and between First Banking Company of Southeast Georgia ("First Banking") and Wayne Bancorp, Inc. ("Wayne"), Wayne merged with and into First Banking (the "Merger") on April 2, 1999 (the "Effective Time"). First Banking was the surviving corporation in the Merger, and the wholly owned subsidiary of Wayne became a wholly-owned subsidiary of First Banking. At the Effective Time, each then outstanding share of the common stock, $1.00 par value per share, of Wayne (the "Wayne Common Stock") (excluding shares held by any Wayne entity or any First Banking entity, in each case other than in a fiduciary capacity or as a result of debts previously contracted) ceased to be outstanding and was converted into and exchanged for the right to receive 1.57024 shares of the common stock, $1.00 par value per share, of First Banking (the "First Banking Common Stock"). As a result, First Banking issued approximately 876,264 shares of First Banking Common Stock to the former Wayne shareholders in exchange for all of the 558,648 shares of Wayne Common Stock that were issued and outstanding at the Effective Time (with First Banking paying cash to the former Wayne shareholders in lieu of issuing fractional shares of First Banking Common Stock).

         Pursuant to the Merger Agreement, J. Ashley Dukes, the former Chairman of the Board of Wayne, will become a member of First Banking's Board of Directors following the Effective Time.

         The foregoing is qualified in its entirety by reference to the Merger Agreement which is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements of Business Acquired


                      WAYNE BANCORP, INC. AND SUBSIDIARY
                          Consolidated Balance Sheets
                                  (Unaudited)


                                              March 31,      December 31,
Assets                                          1999            1998
------                                       -----------    ------------
Cash and due from banks                       $1,390,917     $1,904,077
Interest-bearing deposits                         27,376        341,399
Federal funds sold                             2,530,000     12,360,000
Investment securities:
  Held to maturity                             6,803,243      6,752,611
  Available for sale                           1,777,180      1,346,733
Loans, less allowances for loan
  losses of $428,748 and $397,160,
  respectively                                34,514,177     30,921,663
Premises and equipment, net                    1,038,163      1,069,573
Deferred income taxes                             97,058         87,765
Other assets                                     547,606        508,201
                                             -----------    -----------
TOTAL ASSETS                                 $48,725,720    $55,292,022
                                             ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Liabilities:
  Noninterest-bearing deposits                $7,846,462    $14,368,300
  Interest-bearing deposits                   32,131,924     32,474,608
                                             -----------    -----------
     Total deposits                           39,978,386     46,842,908
  Accrued interest expense                       301,242        304,318
  Accrued income taxes                           122,365              0
  Deferred income taxes                                0              0
  Other liabilities                               41,151        279,027
                                             -----------    -----------
     Total liabilities                        40,443,144     47,426,253

Commitments and contingencies

Stockholders' equity:
  Common Stock, $1 par value:
    authorized 10,000,000 shares:
    458,888 and 424,888 issued
    and outstanding respectively                 558,648        528,648
  Surplus                                      4,961,081      4,691,081
  Retained earnings                            2,746,104      2,611,336
  Unrealized gain (loss) net -
    AFS investments                               16,743         34,704
                                             -----------    -----------
     Total stockholders' equity                8,282,576      7,865,769
                                             -----------    -----------
TOTAL LIAB. & STOCKHOLDERS' EQUITY           $48,725,720    $55,292,022
                                             ===========    ===========

See Notes to Consolidated Financial Statements.

                       WAYNE BANCORP. INC. AND SUBSIDIARY
                     Consolidated Statements of Operations
                                  (Unaudited)

                                                           Three Months Ended March 31,
                                                             1999                  1998
                                                          ----------             --------
Interest Income:
 Loans, including fees                                    $  848,545             $794,131
 Interest-bearing deposits                                     1,109                  599
 Federal funds sold                                           57,383               80,471
 Investment securities
  Taxable                                                     21,677               10,101
  Nontaxable                                                  84,083               76,433
  Dividends                                                   12,924                8,805
                                                          ----------             --------
   Total interest income                                   1,025,721              970,540

Interest expense:
 Deposits                                                    343,645              356,482
 Federal funds purchased                                           0                    0
                                                          ----------             --------
   Total interest expense                                    343,645              356,482
                                                          ----------             --------
  Net interest income                                        682,076              614,058

Provision for loan losses                                     39,000               45,000
                                                          ----------             --------
  Net interest income after
  provision for loan losses                                  643,076              569,058

Other income:
 Service charges on deposits                                 113,991              106,102
 Other operating income                                       53,647               44,028
 Securities gains (net)                                          686                7,041
                                                          ----------             --------
   Total other income                                        163,324              157,171

Other expense:
 Salaries and employee benefits                              178,311              153,689
 Net occupancy and equipment expense                          56,964               46,454
 Other operating expense                                     187,470              146,762
                                                          ----------             --------
   Total other expense                                       422,745              346,905
                                                          ----------             --------
 Profit before income taxes                                  388,655              379,324

Income tax expense                                           122,324              118,633
                                                          ----------             --------
   Net Profit                                             $  266,331             $260,691
                                                          ==========             ========
Earnings per share                                        $     0.48             $   0.57
                                                          ==========             ========
Weighted average shares outstanding                          557,315              455,999
                                                          ==========             ========
Earnings per share (fully diluted)                        $     0.48             $   0.55
                                                          ==========             ========
Weighted average fully diluted shares outstanding            557,315              474,257
                                                          ==========             ========

WAYNE BANCORP, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation
The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Item 310(b) of Regulation S-B of the Securities and Exchange Commission Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles of complete financial statements. However, in the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 1998, are not necessarily indicative of the results that may be expected for the year ending December 31, 1999. For further information, please refer to the consolidated financial statements and footnotes thereto for the Company's fiscal year ended December 31, 1998, included in the Company's Form 10-KSB for the year ended December 31, 1998.

      (b)   Pro Forma Financial Information


                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              As of March 31, 1999

                                                                HISTORICAL        HISTORICAL       PRO FORMA        PRO FORMA
                                                               FIRST BANKING        WAYNE         ADJUSTMENTS       COMBINED
                                                             ---------------------------------------------------------------------
ASSETS
Cash & Due From Banks                                             $ 14,286,456      $ 1,390,917                      $ 15,677,373
Interest Bearing Deposits in Other Banks                            24,842,875           27,376                        24,870,251
Federal Funds Sold                                                  10,053,000        2,530,000                        12,583,000
Investment Securities:
     Available for Sale                                             57,553,395        1,777,180                        59,330,575
     Held to Maturity                                               13,026,378        6,803,243                        19,829,621
Loans                                                              257,243,860       34,942,925                       292,186,785
     Allowance for Loan Losses                                      (4,166,805)        (428,748)                       (4,595,553)
     Unearned Interest                                                 (14,737)               0                           (14,737)
                                                             ---------------------------------------------------------------------
Loans, Net                                                         253,062,318       34,514,177               0       287,576,495
                                                             ---------------------------------------------------------------------
Interest Receivable                                                  4,264,784          450,784                         4,715,568
Premises and Equipment, Net                                          7,923,152        1,038,163                         8,961,315
Other Real Estate                                                      561,074                                            561,074
Other Assets                                                         2,182,321          193,880                         2,376,201
                                                             ---------------------------------------------------------------------

TOTAL ASSETS                                                     $ 387,755,753     $ 48,725,720       $       -     $ 436,481,473
                                                             =====================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
     Demand                                                       $ 49,483,673      $ 7,846,462                      $ 57,330,135
     Interest Bearing                                              271,956,550       32,131,924                       304,088,474
                                                             ---------------------------------------------------------------------
Total Deposits                                                     321,440,223       39,978,386               0       361,418,609

Repurchase Agreements                                                1,400,000                0                         1,400,000
Other Borrowed Money                                                15,397,085                0                        15,397,085
Interest Payable                                                     3,181,763          301,242                         3,483,005
Other Liabilities                                                    1,290,729          163,516       $       -         1,454,245
                                                             ---------------------------------------------------------------------
      Total Liabilities                                            342,709,800       40,443,144               0       383,152,944

Shareholders' Equity:
     Common Stock                                                    4,715,419          558,648         318,563         5,592,630
     Additional Paid-In Capital                                      6,756,778        4,961,081        (318,563)       11,399,296
     Retained Earnings                                              33,254,810        2,746,104               0        36,000,914
     Accumulated Other Comprehensive Income                            318,946           16,743                           335,689
                                                             ---------------------------------------------------------------------
 Total Shareholders' Equity                                         45,045,953        8,282,576               0        53,328,529

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $ 387,755,753     $ 48,725,720       $       -     $ 436,481,473
                                                             =====================================================================

        See notes to unaudited proforma condensed financial statements.

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 1999

                                                                             HISTORICAL          HISTORICAL         PRO FORMA
                                                                            FIRST BANKING          WAYNE             COMBINED
                                                                           ----------------------------------------------------
Interest Income
     Loans (including fees)                                                    $ 6,271,568        $  848,545       $ 7,120,113
     Interest Bearing Deposits                                                     330,805             1,109           331,914
     Investment Securities                                                       1,073,073           118,684         1,191,757
     Federal Funds Sold                                                             72,092            57,383           129,475
                                                                           ----------------------------------------------------
        Total Interest Income                                                    7,747,538         1,025,721         8,773,259
                                                                           ----------------------------------------------------

Interest Expense
     Deposits                                                                    3,418,412           343,645         3,762,057
     Other                                                                          19,502                              19,502
                                                                           ----------------------------------------------------
          Total Interest Expense                                                 3,437,914           343,645         3,781,559

Net Interest Income                                                              4,309,624           682,076         4,991,700
Provision for Loan Losses                                                          171,940            39,000           210,940
                                                                           ----------------------------------------------------
Net Interest Income After Provision for Loan Losses                              4,137,684           643,076         4,780,760
Non-Interest Income
     Service Charges on Deposits                                                   514,188           113,991           628,179
     Fees for Trust Services                                                        19,238                 -            19,238
     Other                                                                         229,687            54,333           284,020
                                                                           ----------------------------------------------------
          Total Non-Interest Income                                                763,113           168,324           931,437
Non-Interest Expense
     Salaries and Other Personnel Expense                                        1,553,292           178,311         1,731,603
     Occupancy and Equipment Expense, Net                                          541,869            56,964           598,833
     Other                                                                       1,110,030           187,470         1,297,500
                                                                           ----------------------------------------------------
          Total Non-Interest Expense                                             3,205,191           422,745         3,627,936
Income Before Income Taxes                                                       1,695,606           388,655         2,084,261
Provision for Income Taxes                                                         579,391           122,324           701,715
                                                                           ----------------------------------------------------
Net Income                                                                       1,116,215           266,331         1,382,546

OTHER COMPREHENSIVE INCOME:
     Unrealized holding gains (losses) on securities Available for Sale           (175,000)           17,961          (157,039)
      arising during the period
                                                                           ----------------------------------------------------

Other Comprehensive income                                                        (175,000)           17,961          (157,039)
                                                                           ----------------------------------------------------
Comprehensive Income                                                            $  941,215        $  284,292       $ 1,225,507
                                                                           ====================================================

Earnings per Share:
     Basic                                                                      $     0.24        $     0.48       $      0.25
     Diluted                                                                          0.24              0.48              0.25
Weighted Average Number of Shares Outstanding
     Basic                                                                       4,715,419           557,315         5,590,537
     Diluted                                                                     4,720,311           557,315         5,595,429

See notes to unaudited pro forma condensed financial statements.

                UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE 3 MONTHS ENDED MARCH 31, 1998

                                                                               HISTORICAL          HISTORICAL          PRO FORMA
                                                                              FIRST BANKING           WAYNE             COMBINED
Interest Income
     Loans (including fees)                                                     $ 6,314,398          $ 794,131         $ 7,108,529
     Interest Bearing Deposits                                                      224,382                599             224,981
     Investment Securities                                                        1,591,492             95,339           1,686,831
     Federal Funds Sold                                                              62,887             80,471             143,358
                                                                          ---------------------------------------------------------
        Total Interest Income                                                     8,193,159            970,540           9,163,699
                                                                          ---------------------------------------------------------

Interest Expense
     Deposits                                                                     3,822,803            356,482           4,179,285
     Other                                                                           21,163                                 21,163
                                                                          ---------------------------------------------------------
          Total Interest Expense                                                  3,843,966            356,482           4,200,448

Net Interest Income                                                               4,349,193            614,058           4,963,251
Provision for Loan Losses                                                           220,759             45,000             265,759
                                                                          ---------------------------------------------------------
Net Interest Income After Provision for Loan Losses                               4,128,434            569,058           4,697,492
Non-Interest Income
     Service Charges on Deposits                                                    494,711            106,102             600,813
     Fees for Trust Services                                                         18,544                                 18,544
     Other                                                                          187,963             51,069             239,032
                                                                          ---------------------------------------------------------
          Total Non-Interest Income                                                 701,218            157,171             858,389
Non-Interest Expense
     Salaries and Other Personnel Expense                                         1,502,666            153,689           1,656,355
     Occupancy and Equipment Expense, Net                                           576,356             46,454             622,810
     Other                                                                          771,303            146,762             918,065
                                                                          ---------------------------------------------------------
          Total Non-Interest Expense                                              2,850,325            346,905           3,197,230
Income Before Income Taxes                                                        1,979,327            379,324           2,358,651
Provision for Income Taxes                                                          552,207            118,633             670,840
                                                                          ---------------------------------------------------------
Net Income                                                                        1,427,120            260,691           1,687,811

OTHER COMPREHENSIVE INCOME:
     Unrealized holding gains on securities Available for Sale                       95,441             36,367             131,808
      arising during the period
                                                                          ---------------------------------------------------------

Other Comprehensive income                                                           95,441             36,367             131,808
                                                                          ---------------------------------------------------------
Comprehensive Income                                                            $ 1,522,561          $ 297,058         $ 1,819,619
                                                                          =========================================================

Earnings per Share:
     Basic                                                                      $      0.30          $    0.57         $      0.31
     Diluted                                                                           0.30               0.53                0.31
Weighted Average Number of Shares Outstanding
     Basic                                                                        4,703,085            455,999           5,419,113
     Diluted                                                                      4,715,296            490,638           5,485,715

See notes to unaudited proforma condensed financial statements.

                UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                       FOR THE YEAR ENDED DECEMBER 31,1998

                                                                           HISTORICAL         HISTORICAL          PRO FORMA
                                                                          FIRST BANKING         WAYNE             COMBINED
Interest Income
     Loans (including fees)                                                  $25,804,299        $ 3,374,462        $ 29,178,761
     Interest Bearing Deposits                                                   999,265              1,986           1,001,251
     Investment Securities                                                     5,099,591            417,348           5,516,939
     Federal Funds Sold                                                          237,183            197,600             434,783
                                                                        --------------------------------------------------------
        Total Interest Income                                                 32,140,338          3,991,396          36,131,734
                                                                        --------------------------------------------------------

Interest Expense
     Deposits                                                                 13,853,237          1,443,246          15,296,483
     Other                                                                       770,550                                770,550
                                                                        --------------------------------------------------------
          Total Interest Expense                                              14,623,787          1,443,246          16,067,033

Net Interest Income                                                           17,516,551          2,548,150          20,064,701
Provision for Loan Losses                                                        813,450            205,000           1,018,450
                                                                        --------------------------------------------------------
Net Interest Income After Provision for Loan Losses                           16,703,101          2,343,150          19,046,251
Non-Interest Income
     Service Charges on Deposits                                               2,162,591            467,880           2,630,471
     Fees for Trust Services                                                     105,998            228,587             334,585
     Other                                                                       794,159            (22,138)            772,021
                                                                        --------------------------------------------------------
          Total Non-Interest Income                                            3,062,748            674,329           3,737,077
Non-Interest Expense
     Salaries and Other Personnel Expense                                      6,002,389            675,731           6,678,120
     Occupancy and Equipment Expense, Net                                      2,353,862            210,784           2,564,646
     Other                                                                     3,435,592            706,777           4,142,369
                                                                        --------------------------------------------------------
          Total Non-Interest Expense                                          11,791,843          1,593,292          13,385,135
Income Before Income Taxes                                                     7,974,006          1,424,187           9,398,193
Provision for Income Taxes                                                     2,265,747            468,626           2,734,373
                                                                        --------------------------------------------------------
Net Income                                                                     5,708,259            955,561           6,663,820

OTHER COMPREHENSIVE INCOME:
     Unrealized holding gains (losses) on securities Available for               268,646             26,329             294,975
      Sale arising during the period

Less:   Reclassification adjustment for gains included in net income               7,463            (25,002)            (17,539)
                                                                        --------------------------------------------------------

Other Comprehensive income                                                       276,109              1,327             277,436
                                                                        --------------------------------------------------------
Comprehensive Income                                                         $ 5,984,368        $   956,888         $ 6,941,256
                                                                        ========================================================

Earnings per Share:
     Basic                                                                   $      1.21        $      2.03         $      1.22
     Diluted                                                                        1.21               1.98                1.22
Weighted Average Number of Shares Outstanding
     Basic                                                                     4,703,267            469,769           5,440,917
     Diluted                                                                   4,714,360            482,122           5,471,407

See Notes to Unaudited Proforma Condensed Financial Statements.

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                       HISTORICAL     HISTORICAL    PRO FORMA
                                                      FIRST BANKING     WAYNE       COMBINED
                                                      -------------   ----------   -----------
Interest Income
  Loans (including fees)............................   $24,935,274    $3,036,348   $27,971,622
  Interest Bearing Deposits.........................       672,159         7,463       679,622
  Investment Securities.............................     5,655,310       376,179     6,031,489
  Federal Funds Sold................................       199,988       201,089       401,077
                                                       -----------    ----------   -----------
          Total Interest Income.....................    31,462,731     3,621,079    35,083,810
                                                       -----------    ----------   -----------
Interest Expense
  Deposits..........................................    13,897,333     1,300,994    15,198,327
  Other.............................................       737,760                     737,760
                                                       -----------    ----------   -----------
          Total Interest Expense....................    14,635,093     1,300,994    15,936,087
Net Interest Income.................................    16,827,638     2,320,085    19,147,723
Provision for Loan Losses...........................       932,285       154,000     1,086,285
                                                       -----------    ----------   -----------
Net Interest Income After Provision for Loan
  Losses............................................    15,895,353     2,166,085    18,061,438
Non-Interest Income
  Service Charges on Deposits.......................     2,099,425       461,931     2,561,356
  Fees for Trust Services...........................       208,864       154,113       362,977
  Other.............................................       626,554        13,877       640,431
                                                       -----------    ----------   -----------
          Total Non-Interest Income.................     2,934,843       629,921     3,564,764
Non-Interest Expense
  Salaries and Other Personnel Expense..............     5,743,529       604,599     6,348,128
  Occupancy and Equipment Expense, Net..............     2,207,788       200,253     2,408,041
  Other.............................................     3,156,288       553,061     3,709,349
                                                       -----------    ----------   -----------
          Total Non-Interest Expense................    11,107,605     1,357,913    12,465,518
Income Before Income Taxes..........................     7,722,591     1,438,093     9,160,684
Provision for Income Taxes..........................     2,258,707       412,763     2,671,470
                                                       -----------    ----------   -----------
Net Income..........................................     5,463,884     1,025,330     6,489,214
OTHER COMPREHENSIVE INCOME:
  Unrealized holding gains on Securities Available
     for Sale arising during the period.............       240,294        34,661       274,955
                                                       -----------    ----------   -----------
Comprehensive Income................................   $ 5,704,178    $1,059,991   $ 6,764,169
                                                       ===========    ==========   ===========
Earnings per Share:
  Basic.............................................   $      1.16    $     2.58   $      1.22
  Diluted...........................................          1.16          2.35          1.21
Weighted Average Number of Shares Outstanding
  Basic.............................................     4,691,164       397,245     5,314,934
  Diluted...........................................     4,694,695       436,947     5,380,807

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                       HISTORICAL     HISTORICAL    PRO FORMA
                                                      FIRST BANKING     WAYNE       COMBINED
                                                      -------------   ----------   -----------
Interest Income
  Loans (including fees)............................   $23,593,288    $2,433,258   $26,026,546
  Interest Bearing Deposits.........................       584,746         3,077       587,823
  Investments:......................................     5,971,439       493,556     6,464,995
  Federal Funds Sold................................       418,504       124,062       542,566
                                                       -----------    ----------   -----------
          Total Interest Income.....................    30,567,977     3,053,953    33,621,930
                                                       -----------    ----------   -----------
Interest Expense
  Deposits..........................................    13,789,734     1,065,545    14,855,279
  Other.............................................       617,601                     617,601
                                                       -----------    ----------   -----------
          Total Interest Expense....................    14,407,335     1,065,545    15,472,880
Net Interest Income.................................    16,160,642     1,988,408    18,149,050
Provision for Loan Losses...........................       694,911        90,000       784,911
                                                       -----------    ----------   -----------
Net Interest Income After Provision for Loan
  Losses............................................    15,465,731     1,898,408    17,364,139
Non-Interest Income
  Service Charges on Deposits.......................     1,918,032       396,895     2,314,927
  Fees for Trust Services...........................       215,946                     215,946
  Other.............................................       405,434       172,006       577,440
                                                       -----------    ----------   -----------
          Total Non-Interest Income.................     2,539,412       568,901     3,108,313
Non-Interest Expense
  Salaries and Other Personnel Expense..............     5,267,200       604,095     5,871,295
  Occupancy and Equipment Expense, Net..............     1,819,410       189,189     2,008,599
  Other.............................................     3,344,054       479,226     3,823,280
                                                       -----------    ----------   -----------
          Total Non-Interest Expense................    10,430,664     1,272,510    11,703,174
Income Before Income Taxes..........................     7,574,479     1,194,799     8,769,278
Provision for Income Taxes..........................     2,400,517       366,651     2,767,168
                                                       -----------    ----------   -----------
Net Income..........................................     5,173,962       828,148     6,002,110
OTHER COMPREHENSIVE INCOME:
  Unrealized holding losses on securities Available
     for Sale arising during the period.............      (279,271)      (35,621)     (314,892)
                                                       -----------    ----------   -----------
Comprehensive Income................................   $ 4,894,691    $  792,527   $ 5,687,218
                                                       ===========    ==========   ===========
Earnings per Share:
  Basic.............................................   $      1.10    $     2.19   $      1.14
  Diluted...........................................          1.10          1.99          1.12
Weighted Average Number of Shares Outstanding
  Basic.............................................     4,690,769       377,786     5,283,983
  Diluted...........................................     4,690,769       415,620     5,343,392

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                              FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The unaudited pro forma combined financial statements are presented for illustrative purposes only and give effect to the merger of First Banking and Wayne, as contemplated herein, with the transaction accounted for as a "pooling of interests." In accordance with SEC reporting rules, the pro forma condensed statements of income, and the historical statements from which they are derived, present only income from continuing operations before extraordinary items and the cumulative effect of accounting changes.

     The merger transaction closed on April 2, 1999. With respect to the merger of First Banking and Wayne, the pro forma condensed statements of income for all periods presented exclude the positive effects of potential cost savings which may be achieved upon combining resources of the companies. Additionally, the pro forma condensed statements of income for the year ended December 31, 1998, 1997, 1996 and for the three months ended March 31, 1998 exclude merger and nonrecurring costs to integrate the companies, including investment broker, legal and miscellaneous transaction costs of the merger. For the three months ended March 31, 1999, the historical First Banking and Wayne Statements of income included such merger costs which were incurred in such period of approximately $185,000, net of tax.

     The pro forma condensed balance sheet as of March 31, 1999 includes, in accordance with SEC reporting rules, the impact of all transactions, whether of a recurring or nonrecurring nature, that can be reasonably estimated and should be reflected as of that date.

2. OTHER PRO FORMA ADJUSTMENTS

     Intercompany Transactions. There were no intercompany transactions which required elimination from the pro forma combined operating results or balance sheet.

     Common Shareholders' Equity. Pro forma common shareholders' equity as of March 31, 1999 has been adjusted to reflect the following:

          Common stock accounts are adjusted for the assumed issuance of approximately 877,211 shares of First Banking common stock in exchange for approximately 558,648 shares of Wayne common stock issued and outstanding as of March 31, 1999 utilizing the Exchange Ratio.

     Income per Common and Common Equivalent Share. Pro forma weighted average common shares outstanding for the three years ended December 31, 1998 and for the three month periods ended March 31, 1999 and 1998, is based upon First Banking's and Wayne's historical weighted average shares as of the end of the respective period, after adjustment of Wayne's historical number of shares by the Exchange Ratio.

      (c)   Exhibits

              1 Agreement and Plan of Merger between First Banking and Wayne dated as of November 30, 1998 (incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333-72061) filed by First Banking with respect to the Merger).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRST BANKING COMPANY OF
                                               SOUTHEAST GEORGIA

                                               By:  /s/ James Eli Hodges
                                                  ----------------------------
                                                        James Eli Hodges
                                                        Chief Executive Officer

                                               Date:    June 15, 1999